UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       November 2, 2004

LEARNING CARE GROUP, INC.

(Exact name of registrant as specified in its Charter)

Michigan	0-27656	38-3261854

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

21333 Haggerty Road, Suite 300, Novi, Michigan	48375

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (248) 697-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     Previous independent registered public accounting firm

     On November 2, 2004, PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent registered public accounting firm of Learning Care Group, Inc. (the “Company”). The decision to change independent registered public accounting firms and the appointment of the new independent registered public accounting firm (see below) was made by the Audit Committee of the Company’s Board of Directors. The reports of PwC on the Company’s financial statements as of and for the fiscal years ended April 2, 2004 and March 28, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

     During the fiscal years ended April 2, 2004 and March 28, 2003, and through November 2, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

     During the fiscal years ended April 2, 2004 and March 28, 2003, and through November 2, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     The Company provided PwC with a copy of the foregoing disclosure and requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of PwC’s response letter is attached as Exhibit 16.

     New independent registered public accounting firm

     The Company has engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm, effective November 2, 2004.

     During the fiscal years ended April 2, 2004 and March 28, 2003, and through November 2, 2004, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K). The Company did engage Deloitte to perform an audit of the financial statements of Tutor Time learning Systems, Inc. for the year ended December 31, 2001, from which the Company purchased substantially all of the assets on July 19, 2002, because Deloitte had audited that company’s financial statements prior to the acquisition.

2

Item 9.01. Financial Statements and Exhibits.

(a) — (b)		Not applicable.

(c)		Exhibits.

	16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARNING CARE GROUP, INC.
Date: November 2, 2004	By:	/s/ Frank M. Jerneycic
Frank M. Jerneycic
Its: Chief Financial Officer and Treasurer

4

Exhibit Index

Exhibit No.	Description
16	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

5